Exhibit 99.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 22, 2017, among ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), ASHFORD HOSPITALITY PRIME, INC., a Maryland corporation (the “Parent”), each Lender (defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender, and L/C Issuer (the Administrative Agent, the Swing Line Lender, the L/C Issuer, and Lenders are each a “Credit Party” and collectively “Credit Parties”).

R E C I T A L S

A.            The Borrower, the Parent, the Administrative Agent, the Swing Line Lender, the L/C Issuer, and certain lenders (each, a “Lender” and collectively, “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of November 10, 2016 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”).

B.            The Borrower, the Parent, and certain Subsidiaries of the Parent party hereto (each, a “Loan Party” and collectively, the “Loan Parties”) have requested that Credit Parties modify certain provisions contained in the Credit Agreement, and each Credit Party that is a party hereto has agreed to such modifications, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Terms and References.  Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.             Amendment to the Credit Agreement.

(a)           Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in the appropriate alphabetical order:

“Adjusted TAV” means, without duplication, as of any date of determination, for the Consolidated Parties on a consolidated basis, the sum of: (a) the Operating Property Value of all Real Properties (other than Development/Redevelopment Properties) owned by the Consolidated Parties as of such date of determination; (b) the undepreciated cost (after any impairments) in accordance with GAAP of all Development/Redevelopment Properties, mortgage or real estate-related loan assets and undeveloped or speculative land owned by the Consolidated Parties as of such date of determination; and (c) the contract purchase price for all assets under contract for purchase (to the extent included in Consolidated Funded Indebtedness) as of such date of determination.  The Borrower’s pro rata share of Adjusted TAV of a JV Subsidiary shall be included in the determination of Adjusted TAV.

“Available Cash” means as of any date of determination, all cash of the Consolidated Parties on such date that (a) does not appear (or would not be required to appear) as “restricted” on a balance sheet of the Consolidated Parties, (b) is not subject to a Lien in favor of any Person other than Liens granted to the Administrative Agent and statutory Liens in favor of any depositary bank where such cash is maintained, (c) does not consist of or constitute “deposits” or sums legally held by any Consolidated Parties in trust for another Person, (d) is not subject to any contractual restriction or obligation regarding the payment thereof for a particular purpose (including insurance proceeds that are required to be used in connection with the repair, restoration or replacement of any property of any Consolidated Party), and (e) is otherwise generally available for use by the Consolidated Parties.

“Consolidated Debt to TAV Ratio” means, as of any date, the ratio of (a) Consolidated Funded Indebtedness minus the amount of all Available Cash in excess of $10,000,000 as of such date of determination to (b) Adjusted TAV.

“Capitalization Rate” means (a) 7.25% for Real Properties that are located in the central business districts of New York, New York, San Diego (and surrounding area), California, San Francisco, California, Washington, D.C., Key West, Florida, Chicago, Illinois, Yountville, California, and St. Thomas, U.S. Virgin Islands and (b) 7.75% for all other Real Properties.

“Development/Redevelopment Property” means Real Property with respect to which development activities are being undertaken by the applicable owner thereof.  A Real Property shall cease to be a Development/Redevelopment Property on the last day of the sixth (6th) full fiscal quarter after opening or reopening (or such earlier date as elected by the Borrower by written notice to the Administrative Agent).

“Net Operating Income” means, as of any date of calculation, with respect to any Real Property and for the most recent four (4) fiscal quarter period ended as of such date, an amount equal to (a) the aggregate gross revenues from the operations of such Real Property during such period, minus (b) the sum of (i) all expenses and other proper charges incurred in connection with the operation of such Real Property during such period pro-rated as appropriate (including real estate taxes, but excluding any management fees, debt service charges, income taxes, depreciation, amortization and other non-cash expenses), and (ii) a base management fee that is the greater of three percent (3.0%) of the aggregate revenues from the operations of such Real Property during such period or actual management fees paid and (iii) an annual replacement reserve equal to four percent (4.0%) of the aggregate revenues from the operations of such Real Property.

“New Property” means each Real Property acquired by the Consolidated Parties and all JV Subsidiaries (as the case may be) from the date of acquisition for a period of six (6) full fiscal quarters after the acquisition thereof; provided, however, that, upon the Seasoned Date for any New Property (or any earlier date selected by the Borrower), such New Property shall be converted to a Seasoned Property and shall cease to be a New Property.

“Operating Property Value” means, at any date of determination, (a) for each Seasoned Property, (i) the Net Operating Income for such Real Property divided by (ii) the applicable Capitalization Rate, and (b) for each New Property, the undepreciated cost (after any impairments) in accordance with GAAP for such New Property (until the Seasoned Date or such earlier date as elected by the Borrower by written notice to the Administrative Agent).

“Seasoned Date” means the first day on which an acquired Real Property has been owned for six (6) full fiscal quarters following the date of acquisition of such Real Property.

“Seasoned Property” means (a) each Real Property (other than a New Property) owned by the Consolidated Parties and all JV Subsidiaries (as the case may be) and (b) upon the occurrence of the Seasoned Date of any New Property, such Real Property.

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(b)           Section 7.11(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)           Consolidated Debt to TAV Ratio.  Permit the Consolidated Debt to TAV Ratio to, at any time, exceed sixty percent (60%).

(c)           Schedule 1 to Exhibit D of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

3.             Amendments to other Loan Documents.

(a)           All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)           Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.             Conditions Precedent.  This Amendment shall not be effective unless and until: (a) the Administrative Agent receives fully executed counterparts of this Amendment signed by the Loan Parties, the Administrative Agent, and the Required Lenders; (b) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that any of them speak to a different specific date, in which case they shall be true and correct in on and as such earlier date; provided that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; (c) the Administrative Agent receives payment of all reasonable fees and expenses of the Administrative Agent in connection with this Amendment; (d) payment by Borrower to Administrative Agent, for the account of each Lender executing this Amendment, a fee equal to five (5) basis points (0.05%) of the amount of the Commitment of each such Lender, and (e) after giving effect to this Amendment, no Default exists.

5.             Ratifications.  Each Loan Party (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to or for the benefit of the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

6.             Representations.  Each Loan Party represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Loan Party; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Loan Party of this Amendment except for those which have been obtained; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution,

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delivery, and performance by each Loan Party of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Loan Party is a party or by which any Loan Party is bound except for those which have been obtained; (e) all representations and warranties in the Loan Documents are true and correct except to the extent that any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and (f) no Default exists.

7.             Continued Effect.  Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.             Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed — and its performance enforced — under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by originals) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.             RELEASE.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS UNDER THE LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY SUCH OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY.  EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH CREDIT PARTY AND EACH CREDIT PARTY’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER ARISING FROM OR UNDER THE LOAN DOCUMENTS (AS AMENDED HEREBY) AND THE TRANSACTION EVIDENCED THEREBY, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

10.          ENTIRETIES.  THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY

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EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

11.          Parties.  This Amendment binds and inures to each Loan Party and each Credit Party, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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EXECUTED as of the date first stated above.

ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP

By:	Ashford Prime OP General Partner LLC, its general partner

By:	/s/ David Brooks
Name: David Brooks
Title: Vice President

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ David Brooks
Name: David Brooks
Title: Chief Operating Officer and General Counsel

ASHFORD PRIME OP LIMITED PARTNER LLC
ASHFORD PRIME OP GENERAL PARTNER LLC
ASHFORD HHC III LLC

By:	/s/ David Brooks
Name: David Brooks
Title: Vice President

ASHFORD PRIME TRS CORPORATION

By:	/s/ Deric Eubanks
Name: Deric Eubanks
Title: President

Signature Page to First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as the Administrative Agent

By:	/s/ Kyle D. Harding
Name: Kyle D. Harding
Title: Assistant Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender, the L/C Issuer, and the Swing Line Lender

By:	/s/ Suzanne E. Pickett
Name: Suzanne E. Pickett
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ David Bowers
Name: David Bowers
Title: Managing Director

By:	/s/ Adam Jenner
Name: Adam Jenner
Title: Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael P. Szuba
Name: Michael P. Szuba
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Emmanuel Ma
Name: Emmanuel Ma
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

For the Quarter/Year ended                    ,      (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) — Consolidated Tangible Net Worth.

	A.	Actual Consolidated Tangible Net Worth at Statement Date:

		1.	Shareholders’ Equity:	$

		2.	Intangible Assets:	$

		3.	Accumulated depreciation	$

		4.	Reversal of any effects of the application of FASB ASC No. 715: Compensation—Retirement Benefits	$

		5.	Reversal of impact from (i) straight line rent leveling adjustments required under GAAP and (ii) amortization of intangibles pursuant to FASB Statement No. 141	$

		6.	Consolidated Tangible Net Worth (Line I.A1 minus Line I.A.2 plus Line I.A.3, plus or minus, as applicable, Line I.A.4, plus or minus, as applicable, Line I.A.5):	$

	B.	$[ ]

	C.	75% of increases in Shareholders’ Equity after September 30, 2016 from issuance and sale of Equity Interests of the Parent:		$

	D.	Minimum required Consolidated Tangible Net Worth (Lines I.B plus I.C):		$

	E.	[Excess][Deficiency] for covenant compliance (Line I.A.6 minus I.D):		$

II.	Section 7.11 (b) — Consolidated Recourse Indebtedness.

	A.	Consolidated Recourse Indebtedness other than Consolidated Recourse Indebtedness under the Agreement at Statement Date:		$

		Maximum permitted:		$50,000

III.	Section 7.11 (c) — Secured Indebtedness on Real Property.

	A.	As-is appraised value of Real Property securing Secured Indebtedness at Statement Date (see attached schedule for individual listing of Real Property:

Schedule 1 to First Amendment to Amended and Restated Credit Agreement

		1. [ ]	$
		2. [ ]	$
		3. [ ]	$
		4. [ ]	$

	B.	Maximum Secured Indebtedness on each Real Property (each property listed in Line III.A multiplied by 70%):

		1. [ ]	$
		2. [ ]	$
		3. [ ]	$
		4. [ ]	$

	C.	Secured Indebtedness secured by each Real Property above at Statement Date:

		1. [ ]	$
		2. [ ]	$
		3. [ ]	$
		4. [ ]	$

	D.	[Excess][Deficiency] for covenant compliance (applicable item in Line III.C minus applicable item in LineIII.B):

		1. [ ]	$
		2. [ ]	$
		3. [ ]	$
		4. [ ]	$

IV.	Section 7.11 (d) — Variable Rate Indebtedness.

	A.	Consolidated Funded Indebtedness at Statement Date:	$

	B.	Maximum Variable Rate Indebtedness (Line IV.A multiplied by 25%):	$

	C.		Indebtedness of the Consolidated Parties that accrues interest at a variable rate at Statement Date:	$

	D.		[Excess][Deficiency] for covenant compliance (Line IV.C minus IV.B):	$

V.	Section 7.11 (e) — Consolidated Debt to TAV Ratio.

	A.		Consolidated Funded Indebtedness at Statement Date:	$

	B.		Operating Property Value of all Real Properties (other than Development/Redevelopment Properties):	$

	C.		Available Cash in excess of $10,000,000:	$

	D.		Book value of all Development/Redevelopment Properties, mortgage or real estate-related loan assets and undeveloped or speculative land:	$

	E.		Contract purchase price for all assets under contract for purchase:	$

	F.		Adjusted TAV ((Line V.B plus Line V.D plus Line V.E):	$

	G.		Consolidated Debt to TAV Ratio ((Line V.A minus Line V.C) divided by Line V.F):	%

Maximum permitted Consolidated Debt to TAV Ratio: 60%

VI.	Section 7.11(f) - Consolidated Fixed Charge Coverage Ratio.

	A.		Consolidated Adjusted EBITDA for the four (4) fiscal quarters ending on the Statement Date (the “Calculation Period”):	$

	B.		Consolidated Interest Charges for Calculation Period:	$

	C.		Scheduled principal payments, etc. for Calculation Period:	$

	D.		Dividends and distributions, etc. for Calculation Period:	$

	E.		Consolidated Fixed Charge Coverage Ratio (Line VI.A divided by (Line VI.B plus Line VI.C plus Line VI.D)):	to 1

Minimum required Consolidated Fixed Charge Coverage Ratio:

		Period	Minimum Consolidated Fixed Charge Coverage Ratio
		Closing Date through September 30, 2017	1.40 to 1.0
		October 1, 2017 and thereafter	1.50 to 1.0

VII.	Consolidated Leverage Ratio — For purposes of determining the Applicable Margin.

A.	Consolidated Funded Indebtedness at Statement Date:	$

B.	Unrestricted Cash:	$

C.	EBITDA for the four (4) fiscal quarters ending on the Statement Date (the “Calculation Period”):	$

D.	Consolidated Leverage Ratio ((Line V.A minus Line V.B) divided by Line V.C):	to 1